EXHIBIT 23.2
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                  CONSENT OF FELDHAKE, AUGUST & ROQUEMORE LLP

     We hereby consent to the use of our legal opinion dated June 14, 2001, in this registration statement on Form SB-2/A for Worldwide Wireless Networks, Inc.


     /s/

Feldhake, August & Roquemore LLP
Irvine, California
June 14, 2001